EXHIBIT 10.18

CONDITIONAL ASSIGNMENT OF MANAGEMENT AGREEMENT

This CONDITIONAL ASSIGNMENT OF MANAGEMENT AGREEMENT (this “Agreement”) is made as of the 30th day of June, 2006, by SCOTSDALE MI LLC (“Scotsdale”), CARRIAGE PARK MI LLC (“Carriage Park”),MACOMB MANOR MI LLC (“Macomb Manor”), and CARRIAGE HILL MI LLC (“Carriage Hill”), each a Delaware limited liability company, having its principal place of business c/o Lightstone Holdings LLC, 326 Third Street, Lakewood, New Jersey 08701 (hereinafter collectively referred to as the “Borrower”; references herein to the Borrower unless otherwise specifically stated, shall also mean and refer to each and every one of Scotsdale, Carriage Park, Macomb Manor and Carriage Hill, jointly and severally) in favor of CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, its transferees, successors and assigns, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (“Lender”), and is acknowledged and consented to by Beacon Property Management, LLC (“Agent”).

RECITALS

A.  This Agreement is being executed in connection with Lender’s making a mortgage loan to Borrower in the original principal amount of Fifty-Two Million and No/100 Dollars ($52,000,000.00) (the “Loan”). The Loan is being made pursuant to the terms of a Loan and Security Agreement (the “Loan Agreement”) of even date herewith, executed by Lender and Borrower; is evidenced by a certain Promissory Note (the “Note”) of even date herewith, made by Borrower in favor of Lender; and is secured by, among other things, those certain Mortgages (collectively, the “Instrument”), also of even date herewith, executed by each Borrower in favor of Lender (the Loan Agreement, the Note, the Instrument, this Agreement, and all other documents executed in connection with the Loan are collectively referred to as the “Loan Documents”). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Loan Agreement.

B.  The proceeds of the Loan will be used for the financing of a multi-family portfolio project situated on the land described in each Instrument (the “Property”).

C.  Pursuant to a certain Management Agreement between Borrower and Agent (the “Management Agreement”) (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Agent exclusively to rent, lease, operate and manage the Property.

D.  Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement as set forth below.

NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Agreement, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.  Assignment of Management Agreement. As additional collateral security for the Loan Agreement, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, upon the occurrence of an Event of Default.

2.  Termination. At such time as the Loan is paid in full and the Instrument is released of record, this Agreement and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

3.  Borrower’s Covenants. Borrower hereby covenants with Lender that during the term of this Agreement: (a) Borrower shall not transfer the responsibility for the management of the Property from Agent to any other person or entity without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion; (b) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion; and (c) Borrower shall, in the manner provided for in this Agreement, give notice to Lender of any notice or information that Borrower receives which indicates that Agent is terminating the Management Agreement or that Agent is otherwise discontinuing its management of the Property.

4.  Agreement by Borrower and Agent. Borrower and Agent hereby agree that in the event of an Event of Default, Lender shall have the right to, at the option of Lender exercised by written notice to Borrower and Agent: (a) require all rents, security deposits, issues, proceeds, revenues, awards and profits of the Property collected by Agent, after payment of all costs and expenses of operating the Property (including, without limitation, operating expenses, real estate taxes, insurance premiums, repairs and maintenance and the fees and commissions payable under the Management Agreement), to be applied in accordance with Lender’s written directions to Agent; and (b) exercise its rights under this Agreement and immediately terminate the Management Agreement and require Agent to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender’s sole and absolute discretion.

5.  Lender’s Right to Replace Agent. In addition to the foregoing, Lender shall have the right to require Borrower to replace Agent with a Person chosen by Lender, upon the earliest to occur of any one or more of the following events (each an “Agent Replacement Event”): (i) the occurrence and continuance of an Event of Default; (ii) thirty (30) days after notice from Lender to Borrower that Agent has engaged in fraud, gross negligence, malfeasance or willful misconduct arising from or in connection with its performance under the Management Agreement, or Agent’s default under the Management Agreement which is not cured within any applicable cure period provided under the Management Agreement; (iii) a change in control of Agent, or (iv) if Borrower’s Debt Service Coverage Ratio shall be less than the Minimum DSCR Threshold. If an Agent Replacement Event occurs, then Borrower shall enter a new management agreement with a property management company acceptable to Lender.

6.  Subordination of Management Fees and Management Agreement. Agent agrees that: (a) any and all fees, commissions, compensation and other amounts due and payable to the Agent pursuant to the Management Agreement (collectively, “Manager’s Fees”) are and shall at all times continue to be subject and subordinate in all respects to the Loan, the Instrument and the liens and security interests of Lender created thereunder, and (b) the Management Agreement and all of the terms, covenants and provisions thereof and all rights, remedies and options of Agent thereunder are and shall at all times continue to be subject and subordinate in all respects to the Loan Documents and all terms, covenants and conditions set forth therein, including, without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and the liens and security interests of Lender created thereunder.

7.  Prohibited Payment and Receipt of Manager’s Fees. Borrower and Agent hereby agree that Agent shall not be entitled to receive any Manager’s Fees for and during any period of time that an Event of Default exists or any amount due and owing Lender under the Loan Agreement, the Note or any other Loan Document is not paid when due. However, Agent shall not be obligated to Lender to return or refund any Manager’s Fee to the extent that the same is (i) received by Agent prior to the occurrence of such Event of Default, and (ii) duly owing to Agent, and (iii) duly allocable to the time prior to such Event of Default. Further, if any such Event of Default is cured and Lender accepts such cure (and Lender shall have no obligation to accept any cure other than as expressly provided in the Note and Instrument and under applicable law), then Agent may receive and retain any Manager’s Fee payable to Agent that accrued during the Event of Default, subject to the prior provisions of this paragraph.

8.  Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Agreement and agrees that Agent will act in conformity with the provisions of this Agreement and Lender’s rights hereunder or otherwise related to the Management Agreement. Agent further covenants with Lender that during the term of this Agreement, Agent shall not amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof, Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the exercise by Lender of any right Lender has under or in connection with this Agreement; and (b) that it shall, in the manner provided for in this Agreement, give at least thirty (30) days prior written notice to Lender of Manager’s intention to terminate the Management Agreement or otherwise discontinue its management of the Property. In the event Agent gives notice of its intention to terminate the Management Agreement, Lender shall have the right, but not the obligation, to cure Borrower’s defaults thereunder, and Agent agrees to accept such cure and not terminate the Management Agreement as a result of such defaults. In the event that Lender elects to not terminate the Management Agreement in the event it acquires title to the Property through foreclosure, exercise of a power of sale, acceptance of a deed in lieu of foreclosure or otherwise, Agent agrees to attorn to Lender and continue to operate the Property pursuant to the Management Agreement provided that all Manager’s Fees due and payable to Agent are paid.

9.  Lender’s Agreement. Any sums due to Borrower under the Management Agreement shall be distributed to Borrower in accordance with the terms of the Loan Agreement.

10.  Notice. All notices given under this Agreement shall be in writing, and sent to the other party at its address set forth below or at such other address as such party may designate by notice to the other party. Such notices shall be deemed given in accordance with the criteria set forth in the Instrument.

To Borrower: At the address set forth in the Loan Agreement.

To Lender: At the address set forth in the Loan Agreement.

To Agent:
______________________________
______________________________
______________________________
Attn: __________________________
Telephone No.: __________________
Facsimile No.: ___________________

Any party may change the address at which it is to receive notices hereunder by giving written notice of such new address in accordance with the notice criteria set forth in the Instrument.

11.  Binding Nature of Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

12.  Counterparts. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

13.  Governing Law. This Agreement shall be governed by the laws of the state in which the Property is located and applicable federal law.

14.  Non-Recourse. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Loan Agreement and the Note. Borrower’s liability under this Agreement shall be limited to the same extent provided in Article XII of the Loan Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed by Borrower and Agent effective as of the date and year first written above.

BORROWER:

SCOTSDALE MI LLC, a Delaware limited liability company

By:	LVP Michigan Multifamily Portfolio LLC, a Delaware limited liability company, its sole Managing Member

By:	/s/ David Lichtenstein
Name:	David Lichtenstein
Title:	President

CARRIAGE PARK MI LLC, a Delaware limited liability company

By:	LVP Michigan Multifamily Portfolio LLC, a Delaware limited liability company, its sole Managing Member

By:	/s/ David Lichtenstein
Name:	David Lichtenstein
Title:	President

MACOMB MANOR MI LLC, a Delaware limited liability company

By:	LVP Michigan Multifamily Portfolio LLC, a Delaware limited liability company, its sole Managing Member

By:	/s/ David Lichtenstein
Name:	David Lichtenstein
Title:	President

CARRIAGE HILL MI LLC, a Delaware limited liability company

By:	LVP Michigan Multifamily Portfolio LLC, a Delaware limited liability company, its sole Managing Member

By:	/s/ David Lichtenstein
Name:	David Lichtenstein
Title:	President

EXHIBIT A

Management Agreement